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                                                                    EXHIBIT 10.6

         AMENDMENT NO. 1 TO SENIOR LOAN AND SECURITY AGREEMENT NO. L0054

THIS AMENDMENT NO. 1 TO SENIOR LOAN AND SECURITY AGREEMENT NO. L0054 ("Amendment") is dated as of August 17, 1998, by and between HAHT SOFTWARE, INC. ("Borrower") and PHOENIX LEASING INCORPORATED ("Lender").

                                    RECITALS
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WHEREAS, Borrower and Lender entered into that certain Senior Loan and Security
Agreement No. L0054, dated as of December 15, 1996 (the "Security Agreement"), pursuant to which Lender agreed to finance for Borrower equipment with an aggregate purchase price of up to $400,000, (the "Initial Commitment") which has expired;

WHEREAS, Borrower has requested that Lender finance for Borrower under the Security Agreement an additional $450,000, (such amount hereinafter referred to as the "Additional Commitment");

WHEREAS, Lender is willing to provide the Additional Commitment, on the terms set forth herein and Borrower is willing to agree to such terms; and

WHEREAS, Borrower and Lender now desire to amend the Security Agreement to provide for the Additional Commitment, and as otherwise provided in this Amendment;

NOW, THEREFORE, IT IS AGREED THAT:

1. Definitions. Unless otherwise indicated, words and terms which are defined in
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the Security Agreement shall have the same meaning where used herein. Upon execution of this Amendment, (i) the term "Security Agreement" shall be deemed to include this Amendment, (ii) the term "Collateral" shall be deemed to include the "Additional Commitment Collateral," (iii) the term "Note(s)" shall be deemed to include any "Additional Commitment Note(s)," and (iv) the term "Loan" shall be deemed to include "Additional Commitment Loan," as these terms are defined herein.

2. Amendments. The Security Agreement is hereby amended as follows:
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   (a)  Following Section 3, a new Section 3A is added as follows:

        3A. LENDER ADDITIONAL COMMITMENT. (a) General Terms. Subject to the
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        terms and conditions of this Security Agreement and so long as no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default has occurred or is continuing, Lender hereby agrees to make one or more additional senior secured Loans "Additional Commitment Loans" to Borrower, subject to the following conditions: (i) each Additional Commitment Loan shall be evidenced by an Additional Commitment Note; (ii) the total principal amount of the Additional Commitment Loans shall not exceed $450,000 in the aggregate (the "Additional Commitment"); (iii) at the time of each Additional Commitment Loan, no Event of Default or event which with the giving of notice or passage of time, or both, could become an Event of Default shall have occurred and be continuing, as reasonably determined by Lender, and certified by Borrower; (iv) the amount of each Additional Commitment Loan shall be at least $25,000 except for a final Additional Commitment Loan which may be less than $25,000; (v) Lender shall not be obligated to make any Additional Commitment Loan after April 30, 1999 unless Lender has received and approved in its sole discretion Borrower's monthly FY2000 business plan; (vi) for each Additional Commitment Loan, Borrower shall present to Lender a list of proposed Additional Commitment Collateral for approval by Lender in its sole discretion; (vii) for each Additional Commitment Loan, Borrower shall have provided Lender with each of the closing documents

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        described in Exhibit A hereto (which documents shall be in form and substance reasonably acceptable to Lender); (viii) at all fundings, Borrower is performing according to its business plan referred to as "HAHT SOFTWARE, INC. Fiscal 1999 Budget" dated 6/9/98, viable through 4/30/99 (the "Additional Commitment Business Plan"), as may be amended from time to time in form and substance acceptable to Lender; (ix) there shall be no material adverse change in Borrower's condition, financial or otherwise, that would materially impair the ability of Borrower to meet its payment and other obligations under this Additional Commitment Loan (a "Material Adverse Effect") as reasonably determined by Lender, and Borrower so certifies, from (yy) the date of the most recent financial statements delivered by Borrower to Lender to (zz) the date of the proposed Additional Commitment Loan; (x) prior to payment in full of all Additional Commitment Notes, Borrower shall not offer any loan secured by any equipment, furniture or fixtures to any other person or entity other than Lender, unless Lender declines to finance such transaction or Borrower and Lender are unable to agree on the terms of such financing; (xi) Borrower shall use the proceeds of all Additional Commitment Loans hereunder to purchase or reimburse the purchase of Additional Commitment Collateral; (xii) at the time of each Additional Commitment Loan, Borrower has reimbursed Lender for all UCC filing and search costs, inspection and labeling costs, and appraisal fees, if any;
        (xiii) all Additional Commitment Collateral has been marked and labeled by Lender or Lender's agent; and (xiv) Lender has received in form and substance acceptable to Lender: (a) Borrower's interim financial statements signed by a financial officer of Borrower, (b) prior to the first funding, evidence satisfactory to Lender of Borrower's $9,700,000 cash position as of June 30, 1998 which Lender acknowledges as received;
        (c) prior to the first funding, all addresses where Collateral will be located be approved by Lender in its sole discretion, and (d) complete copies of the Borrower's audit reports for its most recent fiscal year, which shall include at least Borrower's balance sheet as of the close of such year, and Borrower's statement of income and retained earnings and of changes in financial position for such year, prepared on a consolidated basis and certified by independent public accountants. Such certificate shall not be qualified or limited because of restricted or limited examination by such accountant of any material portion of the company's records. Such reports shall be prepared in accordance with generally accepted accounting principles and practices consistently applied.

        (b) The Notes. Each Additional Commitment Loan shall be evidenced by an
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        Additional Commitment Note which may not be prepaid in whole or in part.
        Each Additional Commitment Note shall bear interest and be payable at the times and in the manner provided therein. Following payment of the Indebtedness related to each Additional Commitment Note, Lender shall promptly return such Additional Commitment Note, marked "canceled," to Borrower.

   (b)  Section 10 (b) Remedies is amended by deleting the third paragraph
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        thereof (which refers to the security deposit) with respect to the
        Additional Commitment Loans only.

   (c)  Section 15 Additional Security is hereby deleted with respect to the
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        Additional Commitment Loans only.

   (d)  Following Section 16 Commitment Fee a new Section 16A is added as
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        follows:

        With respect to the Additional Commitment Loans, Borrower shall reimburse to Lender within thirty (30) days of Lender's invoice all out of pocket UCC and Equipment labeling expenses.

3. Representations and Warranties: Borrower hereby reconfirms as of the date
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hereof, its representations and warranties set forth in Section 5 of the
Security Agreement.

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4. Continued Validity of Security Agreement. Except as amended by this
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Amendment, the Security Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto. Such Amendment shall not amend or otherwise affect any of the Notes executed and delivered by Borrower prior to the date hereof.

5. Authorization. Each party represents to the other that the individual
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executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

6. When Amendment is Effective. This Amendment shall be binding and deemed
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effective when executed by Borrower and accepted and executed by Lender. Upon such effectiveness this Amendment shall be deemed to have amended the Security Agreement as provided herein.

7. Captions. Section headings and numbers have been set forth herein for
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convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

8. No Novation. This Amendment is not intended to be, and shall not be construed
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to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Security Agreement shall remain in full force and effect.

9. Severability. Each provision of this Amendment shall be severable from every
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other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

10. Entire Agreement. The Security Agreement as amended by this Amendment
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constitutes the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Borrower acknowledges and agrees that Lender has not made any representation, warranty or covenant in connection with this Amendment.

11. Conflicts. In the event of any conflict between the terms of this Amendment
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and terms of the Security Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

LENDER:                                      BORROWER:
PHOENIX LEASING INCORPORATED                 HAHT SOFTWARE, INC.

By:  /s/ Lynn Sanders                        By:  /s/ Rowland Archer
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Name:  Lynn Sanders                          Name:  Rowland Archer
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Title:  Contract Admin.                      Title:  Pres. & CEO
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